 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 7, 2020

Fusion Connect, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32421	58-2342021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Interstate North Parkway, Suite 300, Atlanta, Georgia 30339
(Address of Principal Executive Offices, including Zip Code)

(212) 201-2400
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

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Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.
Other Events.

As previously reported, on June 3, 2019 Fusion Connect, Inc. (“Fusion”) and its U.S. subsidiaries (collectively, the “Debtors” and together with Fusion’s non-debtor Canadian subsidiaries, collectively, the “Company” or “Companies”) filed voluntary petitions (and the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Court”). The Chapter 11 Cases are being jointly administered under the caption In re Fusion Connect, Inc. (Case No. 19-11811). The Debtors are operating their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code.

On July 1, 2019, the Debtors filed the Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors (the “Initial Plan”) and the related disclosure statement (the “Initial Disclosure Statement”) with the Court. On October 7, 2019, the Debtors filed the Second Amended Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors (the “Second Amended Plan”) and the related second amended disclosure statement (the “Second Amended Disclosure Statement” and, together with the Initial Disclosure Statement, the “Disclosure Statement”) with the Court. On November 8, 2019, the Debtors filed with the Court the Third Amended Joint Chapter 11 Plan of Fusion Connect, Inc. and Its Subsidiary Debtors (the “Third Amended Plan”), which amends the Second Amended Plan (the “Third Amended Plan”, together with the Initial Plan and the Second Amended Plan, the “Plan”). The Plan was confirmed by the Bankruptcy Court on December 17, 2019. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to them in the Plan or Disclosure Statement, as applicable.

As previously reported, the Debtors entered into that certain Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated as of June 7, 2019, as amended by that certain Amendment No.1, dated as of June 17, 2019, that certain Amendment No. 2, dated as of June 24, 2019, that certain Amendment No. 3, dated as of June 28, 2019, that certain Amendment No. 4, dated as of July 17, 2019, that certain Amendment No. 5, dated as of July 19, 2019, that certain Amendment No. 6, dated as of July 26, 2019, that certain Amendment No. 7, dated as of August 8, 2019, that certain Amendment No. 8, dated as of August 22, 2019, that certain Amendment No. 9, dated as of September 6, 2019, that certain Amendment No. 10, dated as of October 4, 2019, that certain Amendment No. 11, dated as of November 6, 2019, that certain Amendment No. 12, dated as of December 3, 2019, and as further amended, restated, supplemented, amended and restated or otherwise modified from time to time (the “DIP Credit Agreement”), by and among Fusion, as borrower, certain subsidiaries of Fusion, as guarantors, the lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent and collateral agent. On January 7, 2020, the Debtors entered into that certain Amendment No. 13 to the DIP Credit Agreement (“Amendment No. 13”) to (i) extend the Stated Maturity Date (as defined in the DIP Credit Agreement) from January 7, 2020 to January 14, 2020, which may be extended to January 21, 2020 by the Requisite Lenders (as defined in the DIP Credit Agreement) and (ii) waiving certain compliance requirements under Section 6.7(a) and reporting obligations under Section 5.1(o), (p), (q) and (s) of the DIP Credit Agreement. A copy of Amendment No. 13 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The foregoing descriptions of Amendment No. 13 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 13.

Cautionary Statements Regarding Trading in Fusion’s Securities

Fusion cautions that trading in its securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for Fusion’s securities may bear little or no relationship to the actual recovery, if any, by holders of Fusion’s securities in the Chapter 11 Cases. On the Effective Date all existing shares of Fusion common stock will be cancelled.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors and the Company’s actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, the terms of the transactions contemplated by the RSA, the Plan and the Disclosure Statement. the Chapter 11 Cases and Court proceedings; management’s strategy, plans, opportunities, objectives, expectations, or intentions. and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed restructuring include: ability of the Company to comply with the terms of the RSA and the DIP Credit Agreement, including completing various stages of the restructuring within the dates specified in the RSA and DIP Credit Agreement, as amended; ability of the Company to successfully execute the transactions contemplated by the RSA, the Plan and/or the Disclosure Statement without substantial disruption to its business; high costs of bankruptcy proceedings and related fees, including the risk that the restructuring will take longer than anticipated; actions and decisions of the Company’s creditors and other third parties who have interests in the Chapter 11 Cases that may be inconsistent with the Company’s operational and strategic plans; ability of the Company to continue as a going concern; and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail in the risk factors set forth in Exhibit 99.3 to Fusion’s Current Report on Form 8-K filed on July 2, 2019 with the Securities and Exchange Commission (the “SEC”) and other filings with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index.

EXHIBIT INDEX

Exhibit Number	Description
99.1
Amendment No. 13 to Superpriority Secured Debtor-in-Possession Credit and Guaranty Agreement, dated January 7, 2020, by and among Fusion Connect, Inc., as borrower, certain subsidiaries of Fusion Connect, Inc., as guarantors, the lenders party thereto and Wilmington Trust, National Association, as administrative agent and collateral agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Connect, Inc.

Date: January 8, 2020	By:	/s/ James P. Prenetta, Jr.
Name: James P. Prenetta, Jr.
Title: Executive Vice President and General Counsel

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